UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________

FORM 8-K

____________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 19, 2006

SBS Technologies, Inc.
(Exact name of registrant as specified in charter)

New Mexico (State or other jurisdiction of incorporation)	1-10981 (Commission File Number)	85-0359415 (I.R.S. Employer Identification No.)

7401 Snaproll NE
Albuquerque, New Mexico 87109
(Address of principal executive offices) (Zip code)

(505) 875-0600
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ X ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

Agreement and Plan of Merger

On March 19, 2006, SBS Technologies, Inc. (the "Company") entered into an Agreement and Plan of Merger (the "Merger Agreement"), dated as of March 19, 2006, by and among the Company, GE Fanuc Embedded Systems, Inc., a Delaware corporation ("Parent"), and GME, Inc., a New Mexico corporation and wholly owned subsidiary of Parent ("Merger Sub"). Parent is a part of GE Fanuc Automation Corporation, a joint venture between General Electric Company and FANUC LTD of Japan. Under the Merger Agreement, Merger Sub will be merged with and into the Company (the "Merger"), with the Company continuing after the Merger as the surviving corporation and a wholly owned subsidiary of Parent. At the effective time of the Merger, each issued and outstanding share of the Company's common stock, no par value (the "Shares"), other than Shares owned by the Company, Parent or Merger Sub, or by any shareholders who are entitled to and who properly exercise dissenters' rights under the New Mexico Business Corporation Act, will be cancelled and converted automatically into the right to receive $16.50 in cash, without interest. Also at the effective time of the Merger, each outstanding option to purchase the Company's common stock will be terminated and cancelled and converted automatically into the right to receive a cash payment equal to the excess, if any, of $16.50 over the per share exercise price for each share issuable under such option. Each restricted stock award will, to the extent the underlying shares have not been issued at the effective time, will be terminated and cancelled and converted automatically into the right to receive a cash payment equal to $16.50 for each share issuable thereunder. Consummation of the transactions contemplated by the Merger Agreement is subject to a number of conditions, including the approval by the holders of at least a majority of the outstanding shares of the Company's common stock, the receipt of all regulatory approvals, including the termination or expiration of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and certain other customary conditions.

The foregoing description of the Merger Agreement is not complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.

Amendment of Rights Agreement

On March 19, 2006, the Company's board of directors approved the First Amendment (the "Rights Amendment") to the Rights Agreement dated as of September 15, 1997 between the Company and Wells Fargo Bank, NA, as successor Rights Agent (the "Rights Agreement"). The Rights Amendment amends certain sections and definitions of the Rights Agreement to render the Rights Agreement inapplicable to the Merger. In all other respects, the Rights Agreement remains in full force and effect. A copy of the Rights Amendment is attached hereto as Exhibit 4.2 and is hereby incorporated by reference.

Amendment of Stock Incentive Plans

On March 19, 2006, the Company's board of directors approved an amendment to each of the 1993 Director and Officer Stock Option Plan, the 1996 Employee Incentive Stock Option Plan and the 1997 Employee Incentive Stock Option Plan (collectively, the "Plans"), in a manner that would permit stock options or awards issued under the Plans to be converted as described above and generally granting greater flexibility upon any reorganization, merger, restructuring, sale or other corporate transaction involving the Company. Copies of the Plans, as amended, are filed as Exhibits 10.cx, 10.cy and 10.cz hereto and are hereby incorporated by reference.

Amendment of Employment Agreements

On March 19, 2006, the Company's board of directors approved an amendment to the employment agreements (the "Employment Agreements") for each of Bruce E. Castle, James E. Dixon, Jr. and David H. Greig, in each case, providing for the extension of the term of employment set forth in each Employment Agreement until June 30, 2007. In all other respects, the Employment Agreements will continue as previously in effect. The amendments to the Employment Agreements are filed as Exhibits 10.da, 10.db and 10.dc hereto and are incorporated herein by reference.

IMPORTANT ADDITIONAL INFORMATION WILL BE FILED WITH THE SEC

The Company plans to file with the SEC and mail to its shareholders a Proxy Statement in connection with the Merger and other matters. The Proxy Statement will contain important information about the Company, the Merger and related matters. Investors and security holders are urged to read the Proxy Statement carefully when it is available.

Investors and security holders will be able to obtain free copies of the Proxy Statement (when available) and other documents filed with the SEC by the Company through the web site maintained by the SEC at http://www.sec.gov.

In addition, investors and security holders will be able to obtain free copies of the Proxy Statement after it is filed with the SEC from the Company by contacting Investor Relations, by telephone at 505-875-0600 or by mail at 7401 Snaproll NE, Albuquerque, New Mexico 87109 or on the Investor Relations section of the Company's website at www.sbs.com/ir.

A more complete description of these arrangements will be available in the Proxy Statement when it is filed with the SEC.

CERTAIN INFORMATION CONCERNING PARTICIPANTS

Investors may obtain a detailed list of names, affiliations and interests of participants in the solicitation of proxies of shareholders to approve the transaction referred to in the foregoing information from an SEC filing under Schedule 14A to be made by the Company at a future date.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger dated as of March 19, 2006 among GE Fanuc Embedded Systems, Inc., a Delaware corporation, GME, Inc., a New Mexico corporation, and the Company*
4.2	Amendment dated March 19, 2006 to Rights Agreement*
10-cx	Amended and Restated 1993 Director and Officer Stock Option Plan*
10-cy	Amended and Restated 1996 Employee Incentive Stock Option Plan*
10-cz	Amended and Restated 1997 Employee Incentive Stock Option Plan*
10-da	Amendment dated March 19, 2006 to Employment Agreement of Bruce E. Castle*
10-db	Amendment dated March 19, 2006 to Employment Agreement of James E. Dixon, Jr.*
10-dc	Amendment dated March 19, 2006 to Employment Agreement of David H. Greig*
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SBS TECHNOLOGIES, INC.

	By:	/S/ James E. Dixon Jr.
James E. Dixon, Jr.
Executive Vice President, Chief Financial Officer, and Treasurer

Dated: March 22, 2006

EXHIBIT INDEX
Exhibit Number	Description

2.1 *	Agreement and Plan of Merger dated as of March 19, 2006 among GE Fanuc Embedded Systems, Inc., a Delaware corporation, GME, Inc., a New Mexico corporation, and the Company*
4.2 *	Amendment dated March 19, 2006 to Rights Agreement
10-cx *	Amended and Restated 1993 Director and Officer Stock Option Plan
10-cy *	Amended and Restated 1996 Employee Incentive Stock Option Plan
10-cz *	Amended and Restated 1997 Employee Incentive Stock Option Plan
10-da *	Amendment dated March 19, 2006 to Employment Agreement of Bruce E. Castle
10-db *	Amendment dated March 19, 2006 to Employment Agreement of James E. Dixon, Jr.
10-dc *	Amendment dated March 19, 2006 to Employment Agreement of David H. Greig

* Also provided in PDF format as a courtesy